                                                                   EXHIBIT 10.37

                              CONSULTING AGREEMENT

THIS CONSULTING AGREEMENT (the "Agreement") is made and entered into this 12th day of July, 2001, by and between Mentor One Solutions, Inc., whose address is at 6859 S. Camelot Dr., Mentor, Ohio 44060 (the "Consultant"), and TELESERVICES INTERNET GROUP INC., whose address is at 100 Second Avenue South, Suite 1000, St. Petersburg, Florida 33701 (the "Client").

         WHEREAS, the Consultant is willing and capable of providing various consulting services, hereinafter defined, for and on behalf of the Client and its subsidiaries; and

         WHEREAS, the Client desires to retain the Consultant as an independent consultant and the Consultant desires to be retained in that capacity upon the terms and conditions hereinafter set forth.

         NOW, THEREFORE, in consideration of the mutual promises and agreements hereinafter set forth, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. Consulting Services. The Client hereby retains the Consultant as an independent contractor to the Client and the Consultant hereby accepts and agrees to such retention. The Consultant shall render to the Client such services as set forth on Exhibit A, attached hereto and by reference incorporated herein.

         2. Time, Place and Manner of Performance. The Consultant shall be available for advice and counsel to Client and representatives and agents of the Client at such reasonable and convenient times and places as may be mutually agreed upon. Except as aforesaid, the time, place and manner of performance of the services hereunder, including the amount of time to be allocated by the Consultant to any specific service, shall be determined in the sole discretion of the Consultant.

         3. Term of Agreement. The Term of this Agreement shall commence on the date hereof and shall terminate upon completion of the services described in Exhibit A.

         4. Compensation. In full consideration of the services to be provided for the Client by the Consultant, as fully set forth in Exhibit A, upon execution of this Agreement, the Client agrees to compensate Consultant in the manner set forth on Exhibit B.

         5. Expenses. The Consultant shall be solely responsible for all expenses and disbursements anticipated to be made in connection with his performance under this Agreement, except for those to be paid by the Client as set forth on Exhibit B.

         6. Termination.

            (a) This Agreement may be terminated at any time by mutual written agreement of the parties hereto.

            (b) The Client shall have the right and discretion to terminate this Agreement should the Consultant violate any law, ordinance, permit or regulation of any governmental entity which has a material adverse effect on the Consultant's ability to perform under this Agreement.


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            (c) The Client shall have the right and discretion to terminate this Agreement should the Consultant fail to cure, within 15 days after receipt of notice from the Client, any of the following:

                (i) Any willful breach of duty or habitual neglect of duty by the Consultant;

                (ii) Any material breach by the Consultant of the obligations in Section 7; or

                (iii) Any material acts or events which inhibit the Consultant from fully performing its responsibilities under this Agreement in good faith.

         7. Confidentiality. The Consultant recognizes and acknowledges that it has and will have access to certain confidential information of the Client and its affiliates that are valuable, special and unique assets and property of the Client and such affiliates. The Consultant will not, during or after the Term of this Agreement, disclose, without the prior written consent or authorization of the Client, any of such information to any person, except to authorized representatives of the Consultant or his affiliates, for any reason or purpose whatsoever. In this regard, the Client agrees that such authorization or consent to disclosure may be conditioned upon the disclosure being made pursuant to a secrecy agreement, protective order, provision of statute, rule, regulation or procedure under which the confidentiality of the information is maintained in the hands of the person to whom the information is to be disclosed or in compliance with the terms of a judicial order or administrative process.

         8. Conflict of Interest. The Consultant shall be free to perform services for other persons. The Consultant will notify the Client of Consultant's performance of consulting services for any other person which could conflict with Consultant's obligations under this Agreement. Upon receiving such notice, the Client may terminate this Agreement or consent to the Consultant's outside consulting activities.

         9. Disclaimer of Responsibility for Acts of the Client. The obligations of Consultant described in this Agreement consist solely of the furnishing of information and advice to the Client in the form of services. In no event shall Consultant be required by this Agreement to represent or make management decisions for the Client. All final decisions with respect to acts and omissions of the Client or any affiliates and subsidiaries, shall be those of the Client or its affiliates, and Consultant shall under no circumstances be liable for any expense incurred or loss suffered by the Client as a consequence of such acts or omissions.

         10. Indemnity.

             (a) The Client shall protect, defend, indemnify and hold Consultant and his assigns and attorneys, accountants, employees, officers and directors harmless from and against all losses, liabilities, damages, judgments, claims, counterclaims, demands, actions, proceedings, costs and expenses (including reasonable attorneys' fees) of every kind and character resulting from or relating to or arising out of (a) the inaccuracy, non-fulfillment or breach of any representation, warranty, covenant or agreement made by the Client herein; or (b) any legal action, including any counterclaim, to the extent it is based upon alleged facts that, if true, would constitute a breach of any representation, warranty, covenant or agreement made by the Client herein; or (c) negligent actions or omissions of the Client or any employee or agent of the Client, or any reckless or willful misconduct, occurring during the Term hereof with respect to any of the decisions made by the Client.


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             (b) The Consultant shall protect, defend, indemnify and hold Client and his assigns and attorneys, accountants, employees, officers and directors harmless from and against all losses, liabilities, damages, judgments, claims, counterclaims, demands, actions, proceedings, costs and expenses (including reasonable attorneys' fees) of every kind and character resulting from or relating to or arising out of (a) the inaccuracy, non-fulfillment or breach of any representation, warranty, covenant or agreement made by the Consultant herein or the failure of the Consultant to abide by all federal and state laws and regulations concerning investor relations, stock promotions, and public disclosure requirements; or (b) any legal action, including any counterclaim, to the extent it is based upon alleged facts that, if true, would constitute a breach of any representation, warranty, covenant or agreement made by the Consultant herein; or (c) negligent actions or omissions of the Consultant or any employee or agent of the Consultant, or any reckless or willful misconduct, occurring during the Term hereof with respect to any of the decisions made by the Consultant.

         11. Notices. Any notices required or permitted to be given under this Agreement shall be sufficient if in writing and delivered or sent by registered or certified mail or overnight courier to the principal office of each party.

         12. Waiver or Breach. Any waiver by either party of a breach of any provision of this Agreement by the other party shall not operate or be construed as a waiver of any subsequent breach by any party.

         13. Assignment. This Agreement and the rights and obligations of the Consultant hereunder shall not be assignable without the written consent of the Client.

         14. Applicable Law. It is the intention of the parties hereto that this Agreement and the performance hereunder and all suits and special proceedings hereunder be construed in accordance with and under and pursuant to the laws of the State of Florida and that in any action, special proceeding or other proceeding that may be brought arising out of, in connection with or by reason of this Agreement, shall be brought only in a court of competent jurisdiction within the county of Pinellas, Florida.

         15. Severability and Enforceability. All agreements and covenants contained herein are severable, and in the event any of them shall be held to be invalid by any competent court, the Agreement shall be interpreted as if such invalid agreements or covenants were not contained herein.

         16. Entire Agreement. This Agreement constitutes the entire agreement and understanding between the parties and supersedes and replaces all negotiations and all proposed agreements whether oral or written, between the parties relating to the subject matter of this Agreement.

         17. Waiver and Modification. Any waiver, alteration or modification of any of the provisions of this Agreement shall be valid only if made in writing and signed by the parties hereto. Each party hereto, from time to time, may waive any of its rights hereunder without effecting a waiver with respect to any subsequent occurrences or transactions hereof.

         18. Attorneys' Fees and Costs. In the event of any dispute arising out of the subject matter of this Agreement, the prevailing party shall recover, in addition to any damages assessed, its attorneys' fees and court costs incurred in litigating or otherwise settling or resolving such dispute. In construing this Agreement, none of the parties hereto shall have any term or provision construed against such party solely by reason of such party having drafted the same.

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         19. Counterparts and Facsimile Signatures. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument. Execution and delivery of this Agreement by exchange of facsimile copies bearing the facsimile signature of a party hereto shall constitute a valid and binding execution and delivery of this Agreement by such party. Such facsimile copies shall constitute enforceable original documents.

         IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement as of the day and year first above written.


CONSULTANT:                                CLIENT:

MENTOR ONE SOLUTIONS, INC.                 TELESERVICES INTERNET GROUP INC.

/s/ Frank Manfredi                         By: /s/ Paul W. Henry
------------------------------                ----------------------------------
Frank Manfredi, President                     Paul W. Henry, CEO




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                                    EXHIBIT A


THE CONSULTANT AGREES TO PROVIDE THE FOLLOWING SERVICES TO THE CLIENT:


         The Consultant shall assist the Client in performing a "due diligence" review of the business, operations and financial condition of the Client's proposed business combination targets, including the Savoy Senior Housing Corporation, until the earlier of 1) closing of a business combination or 2) one year from the date of this Agreement.


MENTOR ONE SOLUTIONS, INC.                  TELESERVICES INTERNET GROUP INC.

/s/ Frank Manfredi                          By: /s/ Paul W. Henry
-----------------------------                  ---------------------------------
Frank Manfredi, President                      Paul W. Henry, CEO



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                                                                       Exhibit A

                                    EXHIBIT B

UPON EXECUTION HEREOF, FOR ALL SERVICES RENDERED BY THE CONSULTANT UNDER THIS AGREEMENT, THE CLIENT AGREES TO COMPENSATE THE CONSULTANT AS FOLLOWS:

A. As payment in full for services to be provided by the Consultant, the Client shall grant to the Consultant an option to purchase up to 4,000,000 shares of common stock of the Client (the "Option"), exercisable in whole or in part at anytime, at an exercise price of $.05 per share, until December 31, 2002.

         The Option shall be exercised by delivery of notice in writing to Client setting out the number of optioned shares which the Consultant intends to purchase and enclosing a certified check or official bank check made payable to the Client in an amount equal to the number of optioned shares to be purchased times the purchase price. The Client agrees to deliver to the Consultant a share certificate representing the optioned shares purchased not later than seven days after receipt of the notice and payment.

         Appropriate adjustments shall be made to the number of shares of common stock issuable upon exercise of the options and the exercise price thereof in the event of: (i) a subdivision or combination of any of the shares of capital stock of the Client; (ii) a dividend payable in shares of capital stock of the Client; (iii) reclassification of any shares of capital stock of the Client; or
(iv) any other change in the capital structure of the Client. The options are subject to restrictions on transfer, as required by applicable federal and state securities laws; provided, however, that the shares of common stock issuable upon exercise of the options shall be registered with the United States Securities and Exchange Commission.

B. The Client shall reimburse the Consultant for reasonable and necessary travel-related expenses, if pre-approved by the Client, incurred while performing services for Client, upon presentation by Consultant of an itemized account of such authorized expenditures.

         To qualify as an eligible participant under the Plan and to comply with applicable securities laws regarding the use of Form S-8 and the issuance of shares of common stock underlying the above described options, Consultant represents and warrants to the Client that Mentor One Solutions, Inc. is the wholly-owned "alter ego" of Frank Manfredi.


CONSULTANT:                              CLIENT:

MENTOR ONE SOLUTIONS, INC.               TELESERVICES INTERNET GROUP INC.

/s/ Frank Manfredi                       By: /s/ Paul W. Henry
-----------------------------               ------------------------------------
Frank Manfredi, President                   Paul W. Henry, CEO




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                                                                       Exhibit B

                                   ADDENDUM TO
                              CONSULTING AGREEMENT


         THIS ADDENDUM, dated this 10th day of August, 2001, is made to the Consulting Agreement dated July 12, 2001, by and between Mentor One Solutions, Inc., whose address is at 6859 S. Camelot Dr., Mentor, Ohio 44060 (the "Consultant"), and TELESERVICES INTERNET GROUP INC., whose address is at 100 Second Avenue South, Suite 1000, St. Petersburg, Florida 33701 (the "Client").

         The parties hereby agree that the total number of shares of common stock of the Client that the Consultant may purchase is reduced from 4,000,000 shares to 2,000,000 shares. The exercise price was previously reduced to $.025 per share.

         The parties further acknowledge that simultaneously upon execution of this Addendum, the Consultant is exercising the option in full to acquire 2,000,000 shares of common stock of the Client for an aggregate purchase price of $50,000.

         This Addendum may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument. Execution and delivery of this Addendum by exchange of facsimile copies bearing the facsimile signature of a party hereto shall constitute a valid and binding execution and delivery of this Addendum by such party. Such facsimile copies shall constitute enforceable original documents.

         IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Addendum as of the day and year first above written.


CONSULTANT:                                 CLIENT:

MENTOR ONE SOLUTIONS, INC.                  TELESERVICES INTERNET GROUP INC.

/s/ Frank Manfredi                          By: /s/ Paul W. Henry
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Frank Manfredi, President                      Paul W. Henry, CEO